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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58194) of Eloquent, Inc. of our report dated February 20, 2001, except for note 17 as to which the date is March 26, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.



PricewaterhouseCoopers LLP

San Jose, California
April 30, 2001